UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2015

ONEOK Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 20, 2015, ONEOK Partners, L.P., a Delaware limited partnership (the “Partnership”), completed an offering of $300,000,000 aggregate principal amount of the Partnership’s 3.80% senior notes due 2020 (the “2020 Notes”) and $500,000,000 aggregate principal amount of the Partnership’s 4.90% senior notes due 2025 (the “2025 Notes” and, collectively with the 2020 Notes, the “Notes”). The terms of the Notes are governed by the Indenture, dated as of September 25, 2006 (the “Indenture”), between the Partnership and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the Thirteenth Supplemental Indenture with respect to the 2020 Notes (the “Thirteenth Supplemental Indenture”) and the Fourteenth Supplemental Indenture with respect to the 2025 Notes (the “Fourteenth Supplemental Indenture”), each of which is dated March 20, 2015.

The Indenture was filed as Exhibit 4.1 to a Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 26, 2006 and is incorporated herein by reference. The Thirteenth Supplemental Indenture and the Fourteenth Supplemental Indenture are each filed herewith as Exhibits 4.2 and 4.3, respectively, and are each incorporated herein by reference. The form of the 2020 Notes and the 2025 Notes are each filed herewith as Exhibits 4.4 and 4.5, respectively, and are each incorporated herein by reference. In addition, the legal opinion related to the Notes and the guarantees related thereto was previously filed with the Commission and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P. and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on September 26, 2006).

4.2	Thirteenth Supplemental Indenture, dated as of March 20, 2015, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 3.80% Senior Notes due 2020.

4.3	Fourteenth Supplemental Indenture, dated as of March 20, 2015, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 4.90% Senior Notes due 2025.

4.4	Form of Senior Note due 2020 (included in Exhibit 4.2 above).

4.5	Form of Senior Note due 2025 (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth LLP regarding the Notes’ validity (incorporated by reference to Exhibit 5.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on March 19, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK Partners, L.P.

	By:	ONEOK Partners GP, L.L.C., its General Partner

Date: March 20, 2015	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit	Description

4.1	Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P. and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on September 26, 2006).

4.2	Thirteenth Supplemental Indenture, dated as of March 20, 2015, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 3.80% Senior Notes due 2020.

4.3	Fourteenth Supplemental Indenture, dated as of March 20, 2015, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 4.90% Senior Notes due 2025.

4.4	Form of Senior Note due 2020 (included in Exhibit 4.2 above).

4.5	Form of Senior Note due 2025 (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth LLP regarding the Notes’ validity (incorporated by reference to Exhibit 5.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on March 19, 2015).

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